SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule
     240.14a-12

                KANSAS CITY POWER & LIGHT COMPANY
        (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                      _____________________
(NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: ______________________

     (2) Aggregate number of securities to which transaction applies: ______________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth in the amount on which the filing fee is calculated and state how it was determined): _________________

     (4)  Proposed maximum aggregate value of transaction:  _____

     (5)  Total fee paid:  __________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:  _____

     (2)  Form, Schedule or Registration Statement No.:  _____

     (3)  Filing Party:  _____

     (4)  Date Filed:  _____

                             [LOGO]

                KANSAS CITY POWER & LIGHT COMPANY
                           1201 WALNUT
                   KANSAS CITY, MISSOURI 64106


                                                   March 24, 2000




Dear Shareholder:

     We are pleased to invite you to the Annual Meeting of Shareholders of Kansas City Power & Light Company. This meeting will be held at 10:00 a.m. (Central Daylight Time) on Tuesday, May 2, 2000, at the Hyatt Regency Crown Center located at 2345 McGee Street, Kansas City, Missouri. Parking is available in the hotel garage. At this meeting, you will be asked to elect eight directors and to ratify and approve the appointment of independent accountants for 2000.

     We hope you and your guest will be able to attend the meeting. Refreshments will be available starting at 9:00 a.m.

                                Sincerely,

                                /s/Drue Jennings

                                Drue Jennings
                                Chairman of the Board and
                                Chief Executive Officer

                             [LOGO]

                KANSAS CITY POWER & LIGHT COMPANY
                           1201 Walnut
                   Kansas City, Missouri 64106




                       __________________




            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


          Date:          Tuesday, May 2, 2000
          Time:          10:00 a.m. (Central Daylight Time)
          Place:         The Hyatt Regency Crown Center
                         2345 McGee Street
                         Kansas City, Missouri

     The purposes of the Annual Meeting are to:

          1.   Elect eight directors; and

          2.   Ratify the appointment of independent accountants.

     Shareholders of record as of the close of business on March 13, 2000, are eligible to vote at this meeting.

                        ------------

     The Hyatt Regency Crown Center is accessible to all shareholders. Shareholders with special assistance needs should contact the Corporate Secretary, Kansas
     City Power & Light Company, 1201 Walnut, Kansas City,
     Missouri  64106-2124, no later than Friday, April 28,
     2000.

                         PROXY STATEMENT

     This proxy statement and accompanying proxy card are being mailed, beginning March 24, 2000, to owners of common shares of Kansas City Power & Light Company ("KCPL") stock for the solicitation of proxies by the KCPL Board of Directors ("Board") for the 2000 Annual Meeting of Shareholders. The Board encourages you to read this document carefully and take this opportunity to vote on the matters to be decided at the Annual Meeting.

                          ------------

                            CONTENTS
                                                             Page

Voting Procedures                                             1

Corporate Governance                                          2

Election of Directors (Item 1 on Proxy Card)                  4

Submission of Shareholder Proposals and Director Nominations  6

Nominating & Compensation Committee Report on Executive
Compensation                                                  8

Stock Performance Graph                                       10

Security Ownership of Directors and Officers                  11

Executive Compensation                                        12

Pension Plans                                                 13

Severance Agreements                                          14

Ratification of Appointment of Independent Accountants        16
(Item 2 on Proxy Card)

Other Business                                                16

                Kansas City Power & Light Company
                           1201 Walnut
                Kansas City, Missouri  64106-2124

                        VOTING PROCEDURES

     Your vote is very important. Your shares can only be voted at the Annual Meeting if you are present or represented by proxy. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote by proxy to assure that your shares will be represented. You may revoke your proxy at any time by:

     -    written notice to the Corporate Secretary;
     -    submission of a proxy bearing a later date; or
     -    casting a ballot during the Annual Meeting proceedings.

Properly executed proxies received by the Corporate Secretary before the Annual Meeting's adjournment will be voted according to the directions provided. If a proxy is returned without shareholder directions, the shares will be voted as recommended by the Board.

     Who can vote? Shareholders who own shares of KCPL's common stock as of the close of business on March 13, 2000, are entitled to vote. On that day, approximately 61,898,020 shares of common stock were outstanding and eligible to vote. Each share is entitled to one vote on each matter presented at the Annual Meeting.

     Cumulative voting is allowed with respect to the election of directors. This means each shareholder has a total vote equal to the number of shares they own multiplied by the number of directors to be elected. These votes may be divided among all nominees equally or may be voted for one or more of the nominees either in equal or unequal amounts. If votes for a certain director nominee are withheld, those votes will be distributed among the remaining director nominees. Withholding authority to vote for all director nominees has the same effect as abstaining from voting for any director nominee. If no instructions are given, the shares will be voted equally for the election of all directors.

     How do I vote? Other than by attending the Annual Meeting and voting in person, there are three ways registered shareholders may vote their shares:

                         -    By Mail
                         -    By Telephone
                         -    By Internet

To vote by mail, simply mark, sign and date the enclosed proxy card and return it in the postage-paid envelope provided. To vote by telephone or Internet, 24 hours a day, 7 days a week, refer to the enclosed proxy card for voting instructions. If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing how to vote your shares. If you are an employee participating in KCPL's Employee Savings Plus Plan, you will receive separate instructions from the Plan's Trustee, UMB Bank, n.a., describing how to vote your shares.

     What shares are included in the proxy card? The proxy card represents all the shares registered to your account including all shares held in your KCPL Dividend Reinvestment and Direct
Stock Purchase Plan account.

     How are votes counted? The Annual Meeting will be held if a quorum, consisting of a majority of outstanding shares of common stock entitled to vote, is represented. Broker non-votes, votes withheld and abstentions will be counted for purposes of determining whether a quorum has been reached.

     Is my vote confidential? KCPL has a policy of voting confidentiality. Proxies, ballots and voting tabulations are available for examination only by the independent Inspector of Election and Tabulators. Your vote will not be disclosed to the Board or management of KCPL except as may be required by law and in other limited circumstances.

     Who is the proxy solicitor? Morrow & Co., Inc., 445 Park Avenue, New York, New York 10022, has been retained by KCPL to assist in the distribution of proxy materials and solicitation of votes for a fee of $8,500 plus reimbursement of out-of-pocket expenses.

                           ------------

                      CORPORATE GOVERNANCE

     KCPL's business, property and affairs are managed under the direction of the Board. This is in accordance with Missouri General Corporation Law and KCPL's Restated Articles of Incorporation and By-Laws. Although directors are not involved in the day-to-day operating details, they are kept informed of KCPL's business through written reports and documents regularly provided to them. In addition, directors receive operating, financial and other reports presented by the Chairman and other officers of KCPL at Board and committee meetings.

     Meetings of the Board. The Board held eight meetings in 1999. Each of the incumbent directors attended at least 75% of the Board and committee meetings to which he or she was assigned.

     Committees of the Board. The Board's five standing committees for 1999 are described below. Directors' committee memberships are included in their biographical information beginning on page 4.

          Executive Committee - exercises the full power and authority of the Board to the extent permitted by Missouri law. The committee generally meets when action is necessary between scheduled Board meetings.
     The committee met once in 1999.

          Audit Committee - monitors the auditing, accounting and financial reporting of KCPL. The committee makes recommendations to the Board concerning the accounting firm to be employed as independent accountants and consults with these accountants regarding the adequacy of internal controls and the scope and results of their audits. The committee met twice in 1999.

          Community Development Committee - establishes guidelines for corporate policy and provides guidance and perspective to the Board on the execution of a corporate policy on community development. The committee approves an annual report on community development activities and expenditures. The committee met twice in 1999.

          Nominating & Compensation Committee - is responsible for overseeing the management of human resources activities of KCPL including:

          - selection of nominees to the Board;
          - management succession planning;
          - determination of the amounts and forms of senior management compensation;
          - administration of KCPL's incentive plans for senior officers; and
          - recommendation for compensation to be paid to Board members.

     The committee met twice in 1999.

          Nuclear Affairs Committee - monitors, reviews, evaluates and makes recommendations to the Board with respect to nuclear matters and affairs. The committee met once in 1999.

     Director Compensation. Compensation is paid to non-employee members of the Board. An annual retainer of $24,000 was paid in 1999 ($9,000 of which was used to acquire shares of KCPL Common Stock through KCPL's Dividend Reinvestment and Direct Stock Purchase Plan on behalf of each non-employee member of the Board). Attendance fees of $1,000 for each Board meeting and $1,000 for each committee meeting attended were also paid in 1999. Directors may defer the receipt of all or part of the cash retainers and meeting fees.

     KCPL also provides life and medical insurance coverage for each non-employee member of the Board. The total premiums paid by KCPL for this coverage for all participating non-employee directors in 1999 was $15,731.52.

                          ------------

                          ------------

                      ELECTION OF DIRECTORS
                      Item 1 on Proxy Card

     The Board will consist of eight members. The eight nominees named below have been recommended to the Board by the Nominating & Compensation Committee to serve as directors until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Each nominee has consented to stand for election and the Board does not anticipate any nominee will be unavailable to serve. In the event that one or more of the director nominees should become unavailable to serve at the time of the Annual Meeting, shares represented by proxy may be voted for the election of a nominee to be designated by the Board. All directors in 1999 are listed below as nominees with the exception of George E. Nettels, Jr., who is retiring after approximately 20 years of service on the Board. Proxies cannot be voted for a greater number of persons than eight.

     The Board of Directors recommends a vote FOR each of the listed nominees.

Nominees for Directors

Bernard J. Beaudoin                           Director since 1999
Mr. Beaudoin, 59, is President of KCPL. He is also director and past Co-Chairperson of Carondelet Health, and a member of the Board of Trustees of the University of Kansas City. Mr. Beaudoin served as a member of the Nuclear Affairs Committee during 1999.

David L. Bodde                                Director since 1994
Dr. Bodde, 57, holds the Charles N. Kimball Professor of Technology and Innovation at the Bloch School of Business, University of Missouri-Kansas City. Dr. Bodde formerly served as Vice President of the Midwest Research Institute ("MRI") and President of its subsidiary, MRI-Ventures. He also serves on the Board of Trustees of The Commerce Funds. Dr. Bodde served as a member of the Nuclear Affairs Committee during 1999.

William H. Clark                              Director since 1983
Mr. Clark, 68, is President of The Urban League of Greater Kansas City, a community service agency which focuses on intergroup relations and human services. He serves on the board of Health Midwest. Mr. Clark served as a member of the Executive and Community Development Committees during 1999.

Robert J. Dineen                              Director since 1987
Mr. Dineen, 70, is Chairman of the Board of Layne Christensen Company, the nation's largest provider of drilling services for the water supply, environmental and minerals exploration markets.
He is also a director of Owens-Illinois Inc.   Mr. Dineen served
as a member of the Executive, Nominating & Compensation, and Nuclear Affairs Committees during 1999.

W. Thomas Grant II                            Director since 1989
Mr. Grant, 49, is Chairman of the Board, President and Chief Executive Officer of LabOne Inc., a centralized laboratory that markets clinical, substance abuse and insurance laboratory services nationwide. He serves on the boards of Business Men's Assurance Company of America, Response Oncology, Inc., Commerce Bancshares, Inc. and AMC, Inc. Mr. Grant served as a member of the Audit and Community Development Committees during 1999.

A. Drue Jennings                              Director since 1987
Mr. Jennings, 53, is Chairman of the Board and Chief Executive
Officer of KCPL.  He serves on the board of Business Men's
Assurance Company of America. Mr. Jennings served as a member of the Executive Committee during 1999.

Linda Hood Talbott                            Director since 1983
Dr. Talbott, 59, is President of Talbott & Associates, international consultants in strategic planning, philanthropic management, and development to foundations, corporations, and the nonprofit sector. She is Chairman of the Center for Philanthropic Leadership; and Adjunct Professor in the School of Graduate Studies at the University of Missouri-Kansas City.
Dr. Talbott served as a member of the Audit and Community Development Committees during 1999.

Robert H. West                                Director since 1980
Mr. West, 61, is the retired Chairman of the Board of Butler Manufacturing Company, a supplier of non-residential building systems, specialty components, and construction services. He serves on the boards of Burlington Northern Santa Fe Corporation and Commerce Bancshares, Inc. Mr. West served as a member of the Executive, Audit, and Nominating & Compensation Committees during 1999.

                         ---------------

             SUBMISSION OF SHAREHOLDER PROPOSALS AND
                      DIRECTOR NOMINATIONS

     Shareholder Proposals

     Shareholders wishing to have a proposal included in the proxy statement for the Annual Meeting in 2001 must submit a written proposal to the Corporate Secretary by November 25, 2000. Securities and Exchange Commission rules set standards for shareholder proposal requirements to be included in a proxy statement.

     If a shareholder intends to bring a matter before a shareholder meeting, other than by submitting a proposal for inclusion in KCPL's proxy statement for that meeting, the shareholder must give KCPL notice at least 60 days, but no more than 90 days, prior to the date of the shareholder meeting. If KCPL gives shareholders less than 70 days' notice of a shareholder meeting date, the shareholder's notice must be received by the Corporate Secretary no later than the close of business on the tenth (10) day following the day public disclosure was made.

      To be in proper written form, a shareholder's notice must set forth as to each matter the shareholder proposes to bring before the shareholder meeting:

  - a brief description of the business to be brought before the shareholder meeting and the reasons for conducting the business at the shareholder meeting;

  -  the shareholder's name and record address;

  - class and number of shares of Company stock the shareholder owns beneficially or of record;

  - a description of all arrangements or understandings between the shareholder and any other person or persons (including their names) in connection with the proposal of the business by the shareholder, and any material interest of the shareholder in such business; and

  - the shareholder's representation that they intend to appear in person or by proxy at the annual meeting to bring such business before the meeting.

     Director Nominations

     KCPL's By-Laws also require shareholders wishing to make a director nomination at a shareholder meeting give KCPL notice at least 60 days, but no more than 90 days, prior to the date of the shareholder meeting. If KCPL gives shareholders less than 70 days' notice of a shareholder meeting date, the shareholder's notice must be received by the Corporate Secretary no later than the close of business on the tenth (10) day following the day public disclosure was made.

     For a director nominee election to be in proper written form, a shareholder's notice to the Corporate Secretary must include:

     the Shareholder's
          - name and shareholder record; and
          - class or series of KCPL stock and number of shares beneficially held;
                               and
     the Nominee's
          - name, age, business address and residence address;
          - principal occupation or employment;
          - class or series of KCPL stock and number of shares beneficially held; and
          - written consent of the nominee to serve as a director, if elected.

     The notice must also provide:
          - a description of all arrangements or understandings between the shareholder and the nominee;
          - a representation that the shareholder intends to appear in person or by proxy at the shareholders' meeting to nominate the nominee; and
          - any other information relating to the shareholder and the nominee that is required to be reported in a proxy statement or other filings as required by Securities and Exchange Commission rules.

     No person shall be eligible for election as a director unless nominated according to procedures described in KCPL's By-
Laws. Shareholders may request a copy of the By-Laws by contacting the Corporate Secretary, Kansas City Power & Light
Company, 1201 Walnut, Kansas City, Missouri 64106-2124.

                         --------------

                         --------------
                NOMINATING & COMPENSATION COMMITTEE
                 REPORT ON EXECUTIVE COMPENSATION

     This Nominating & Compensation Committee of the Board (the "Compensation Committee") is composed of three independent outside directors. The Compensation Committee establishes and administers the policies and plans that govern compensation for the executive officers listed in the compensation tables in this proxy statement. The Compensation Committee's recommendations are subject to approval by non-employee members of the Board. The Compensation Committee has not adopted a policy concerning the Internal Revenue Service's rules on the deductibility of compensation in excess of $1,000,000.

     Executive compensation for KCPL's executive officers include base salary and incentive pay. The package is designed to attract and keep talented, key executives critical to KCPL's long-term success in a deregulated market and to support a performance-oriented environment. Base salaries are established on the basis of:

     -    job responsibilities and complexity;
     -    individual performance under established guidelines; and
     - competitiveness for comparable positions in companies of similar size within the industry.

The Compensation Committee also compares total executive compensation packages with several national compensation surveys including data prepared by the Edison Electric Institute ("EEI").

     The KCPL Long- and Short-Term Incentive Compensation Plan for executive officers based on Economic Value Added (EVA)(R)(1) aligns the interests of management with shareholders. If shareholder value is increased by the amount of the annual EVA(R) goal, bonuses are paid at a target level that varies to reflect a participant's level of responsibility. A minimum level of EVA(R) improvement must be achieved before any bonus is awarded. EVA(R) improvement above the annual goal results in payouts above the target level, and EVA(R) improvement below the minimum level results in a negative bonus. A bonus bank is established for each participant. One half of each positive bonus is deposited in the bank. The remaining one-half of any positive bonus is paid in cash. Any negative bonus is also deposited in the bank. When the bonus bank balance is positive, one-half of the amount of the bonus bank balance is also paid to the participant. For 1999, the EVA goal was below the minimum level resulting in negative bonuses.

____________

(1)EVA(R) is a registered trademark of Stern Stewart & Co. in the United States of America, France, the United Kingdom, Canada,
Australia and Mexico.

Chief Executive Officer Compensation

     In determining the base salary for A. Drue Jennings, the Chief Executive Officer, the Compensation Committee considered:

     -    financial performance of KCPL;
     -    cost and quality of services provided;
     -    leadership in enhancing the long-term value of KCPL; and
     -    relevant salary data including information supplied by the EEI.

     Incentive awards to Mr. Jennings under the KCPL Long- and Short-Term Incentive Plan are determined in the same manner as the other executive officers.

                                COMPENSATION COMMITTEE
                                   Robert H. West
                                   George E. Nettels, Jr.
                                   Robert J. Dineen

                                ------------

[graph]

                        PERFORMANCE GRAPH

        COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS*
               KCPL, S&P 500 INDEX, AND EEI INDEX

             1994     1995     1996      1997     1998     1999
           -------  -------  -------   -------  -------  -------
KCPL       $100.00  $119.72  $137.80   $151.14  $159.87  $127.50
S&P 500    $100.00  $137.58  $169.17   $225.60  $290.08  $351.12
EEI Index  $100.00  $131.02  $132.59   $168.88  $192.34  $156.57

                 FISCAL YEARS ENDED DECEMBER 31

*Total return assumes reinvestment of dividends.

Assumes $100 invested on December 31, 1994 in KCPL common Stock,
S&P 500 Index, and EEI Index

[end of graph]

                           --------------
          SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

      The following table shows ownership of KCPL's Common Stock by the named executive officers, other directors and all directors and officers as a group. The total of all combined shares represents less than one percent of the outstanding shares of KCPL's Common Stock. Management of KCPL has no knowledge of any person (as defined by the Securities and Exchange Commission) who owns beneficially more than 5% of KCPL Common Stock.

                                            Shares of
                                           Common Stock
       Name of Beneficial Owner         Beneficially Owned
       ------------------------         ------------------
   Named Executive Officers
       Bernard J. Beaudoin                      4,087(1)
       Marcus Jackson                          10,586(1)(2)
       A. Drue Jennings                        24,508(1)
       Douglas M. Morgan                        6,311(1)(2)
       Ronald G. Wasson                         5,344(1)
   Other Directors
       David L. Bodde                           3,504(3)
       William H. Clark                         2,388
       Robert J. Dineen                         2,966
       W. Thomas Grant II                       1,966
       Linda Hood Talbott                       5,309
       Robert H. West                           2,658
       ____________

   All Officers and Directors As A Group      178,371(1)(2)
   (18 persons)
   __________________

   (1)  Includes shares held in the KCPL's Employee Savings Plus Plan.
   (2) Includes exercisable non-qualified stock options granted under the Long-Term Incentive Plan in the following amounts:
        Jackson, 6,000; Morgan, 3,000; All Other Officers As A Group,
        80,875.
   (3) The nominee disclaims beneficial ownership of 1,000 shares reported and held by nominee's mother.

                                ---------------

                                ---------------
                             EXECUTIVE COMPENSATION

     The following tables contain compensation data for the Chief
Executive Officer and the four other highest compensated executive officers.

Summary Compensation Table

                                             Annual Compensation
                                    -----------------------------------
                                                               All Other
      Name and                      Salary       Bonus       Compensation
Principal Position          Year      ($)         ($)            ($)
------------------------    ----    -------     -------      ------------

A. Drue Jennings            1999    475,000           0         67,867
Chairman of the Board       1998    450,000     169,093         62,756
and Chief Executive         1997    430,000           0         61,287
Officer

Bernard J. Beaudoin         1999    290,000           0         20,894
President                   1998    215,000      72,614         20,195
                            1997    206,000           0         20,023

Marcus Jackson              1999    235,000           0         18,815
Executive Vice President    1998    220,000      76,163         17,633
and Chief Financial         1997    200,000           0         15,088
Officer

Ronald G. Wasson            1999    220,000           0         25,657
President-KLT Inc.          1998    208,000      29,501         24,185
                            1997    200,000      40,000         21,927

Douglas M. Morgan           1999    160,000           0         16,828
Vice President,             1998    140,000      37,331         13,220
Information Technology      1997    130,000           0         10,562

____________

(1)  For 1999, amounts include:
     - Flex dollars under the Flexible Benefits Plan: Jennings - $15,942; Beaudoin - $10,849; Jackson - $12,601; Wasson - $11,088;
       and Morgan - $12,628.
     - Deferred Flex dollars: Jennings - $22,416; Beaudoin -
       $2,640; Jackson - $1,167; and Wasson - $1,984.
     - Above-market interest paid on deferred compensation:
       Jennings - $15,259; Beaudoin - $2,311; Jackson - $28; and
       Wasson - $6,000.
     - KCPL contribution under the KCPL Employee Savings Plus Plan:
       Jennings - $4,800; Beaudoin - $5,094; Jackson - $5,019; Wasson - $4,800; and Morgan - $4,200.
     - KCPL contribution to Deferred Compensation and Supplemental Retirement Plan: Jennings - $9,450; and Wasson - $1,785.

                                ---------------

                                ---------------

                                PENSION PLANS

     KCPL has a non-contributory pension plan (the "KCPL Pension Plan") for its management employees, including executive officers, providing for benefits upon retirement, normally at age
65. In addition, an unfunded deferred compensation plan provides a supplemental retirement benefit for executive officers. The following table shows examples of single life option pension benefits (including unfunded supplemental retirement benefits) payable upon retirement at age 65 to the named executive officers:

                                Annual Pension for
Average Annual Base          Years of Service Indicated
Salary for Highest    -----------------------------------------
    36  Months           15        20          25    30 or more
-------------------   -------   -------     -------  ----------
     150,000           45,000    60,000      75,000     90,000
     200,000           60,000    80,000     100,000    120,000
     250,000           75,000   100,000     125,000    150,000
     300,000           90,000   120,000     150,000    180,000
     350,000          105,000   140,000     175,000    210,000
     400,000          120,000   160,000     200,000    240,000
     450,000          135,000   180,000     225,000    270,000
     500,000          150,000   200,000     250,000    300,000
     550,000          165,000   220,000     275,000    330,000

     Each eligible employee with 30 or more years of credited service in the KCPL Pension Plan is entitled to a total monthly annuity at their normal retirement date equal to 50% of their average base monthly salary for the period of 36 consecutive months in which their earnings were highest. The monthly annuity will be proportionately reduced if their years of credited service are less than 30. The compensation covered by the KCPL Pension Plan -- base monthly salary -- excludes any bonuses and other compensation. The KCPL Pension Plan provides that pension amounts are not reduced by Social Security benefits. The estimated credited years of service for the named executive officers in the Summary Compensation table are as follows:

                                      Credited
                     Officer     Years of Service
                    --------     ----------------
                    Jennings            25
                    Beaudoin            19
                    Jackson             22
                    Wasson              30
                    Morgan              21

     Eligibility for supplemental retirement benefits is limited to officers selected by the Nominating & Compensation Committee of the Board; all the named executive officers are participants. The annual target retirement benefit payable at the normal retirement date is equal to 2% of highest average earnings, as defined, for each year of credited service up to 30 (maximum of 60% of highest average earnings). The actual retirement benefit paid equals the target retirement benefit less retirement benefits payable under the management pension plan. A liability accrues each year to cover the estimated cost of future supplemental benefits.

     The Internal Revenue Code imposes certain limitations on pensions that may be paid under tax qualified pension plans. In addition to the supplemental retirement benefits, the amount by which pension benefits exceed the limitations will be paid outside the qualified plan and accounted for by KCPL as an operating expense.

                        --------------------

                        SEVERANCE AGREEMENTS

     KCPL has entered into severance agreements ("KCPL Severance Agreements") with certain of its senior executive officers, including the named executives, to ensure their continued service and dedication to KCPL and their objectivity in considering on behalf of KCPL any transaction which would change the control of KCPL. Under the KCPL Severance Agreements, a senior executive officer would be entitled to receive a lump-sum cash payment and certain insurance benefits during the three-year period after a Change in Control, (or, if later, the three-year period following the consummation of a transaction approved by KCPL's shareholders constituting a Change in Control) if the officer's employment was terminated by:

     - KCPL other than for cause or upon death or disability;
     - the senior executive officer for "Good Reason" (as defined therein); and
     - the senior executive officer for any reason during a 30-day period commencing one year after the Change in Control or, if later, commencing one year following consummation of a transaction approved by KCPL's shareholders constituting a change in control (a "Qualifying Termination").

     A Change in Control is defined as:

     - an acquisition by a person or group of 20% or more of the KCPL Common Stock (other than an acquisition from or by KCPL or by a KCPL benefit plan);
     - a change in a majority of the Board; and
     - approval by the shareholders of a reorganization, merger or consolidation (unless shareholders receive 60% or more of the stock of the surviving company) or a liquidation, dissolution or sale of substantially all of KCPL's assets.

     Upon a Qualifying Termination, KCPL must make a lump-sum cash payment to the named executive officers of:

     - the officer's base salary through the date of termination;
     - a pro-rated bonus based upon the average of the bonuses paid to the officer for the last five fiscal years;
     - any accrued vacation pay;
     - two or three times the officer's highest base salary during the prior 12 months;
     - two or three times the average of the bonuses paid to the officer for the last five fiscal years;
     - the actuarial equivalent of the excess of the officer's accrued pension benefits including supplemental retirement benefits computed without reduction for early retirement and including two or three additional years of benefit accrual service, over the officer's vested accrued pension benefits; and
     - the value of any unvested KCPL contributions for the benefit of the officer under the KCPL Employee Savings Plus Plan.

     In addition, KCPL must offer health, disability and life insurance plan coverage to the officer and his dependents on the same terms and conditions that existed immediately prior to the Qualifying Termination for two or three years, or, if earlier, until the officer is covered by equivalent plan benefits. KCPL must make certain "gross-up" payments regarding tax obligations relating to payments under the KCPL Severance Agreements as well as provide reimbursement of certain expenses relating to possible disputes that might arise.

     Payments and other benefits under the KCPL Severance Agreements are in addition to balances due under the KCPL Long- and Short-Term Incentive Plan. Upon a Change in Control (as defined in the KCPL Long-Term Incentive Plan), all stock options granted in tandem with limited stock appreciation rights will be automatically exercised.

                        --------------------

                        --------------------

        RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                      Item 2 on Proxy Card

     Subject to shareholder ratification, the Board, at the recommendation of the Audit Committee, has appointed PricewaterhouseCoopers LLP, who served as independent accountants during 1999, as independent accountants to audit the financial statements of KCPL for the fiscal year 2000. Ratification requires the affirmative vote of a majority of eligible and voted shares present, in person or by proxy, at the Annual Meeting. If this appointment is not ratified by shareholders, the Board will reconsider the selection of independent accountants.

     One or more representatives of PricewaterhouseCoopers LLP are expected to be at the Annual Meeting. They will have an opportunity to make a statement and will be available to respond to appropriate questions.

   The Board of Directors recommends a vote FOR ratification.

                        --------------------

                         OTHER BUSINESS

     KCPL is not aware of any other matters that will be presented for shareholder action at the Annual Meeting. If other matters are properly introduced, the persons named in the accompanying proxy will vote the shares they represent according to their judgment.

                              By Order of the Board of Directors

                              /s/Jeanie Sell Latz

                              Jeanie Sell Latz
                                Senior Vice President and
                                Corporate Secretary


Kansas City, Missouri
March 24, 2000

[LOGO]

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        KANSAS CITY POWER & LIGHT COMPANY
                   Annual Meeting of Shareholders, May 2, 2000

The undersigned hereby appoints A. D. Jennings, B. J. Beaudoin, and J. S. Latz, and each or any of them, proxies for the undersigned, with power of substitution, to vote the stock of the undersigned at the Annual Meeting of Shareholders on May 2, 2000, and any adjournment or postponement thereof, on the proposed items, and in their discretion upon such other matters as may properly come before the meeting.

The shares represented by this Proxy will be voted as directed by the shareholder. If no direction is given when the duly signed Proxy is returned, such shares will be voted "FOR" the proposals.


        (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------

                             --  FOLD AND DETACH HERE  --


                             YOUR VOTE IS IMPORTANT!


                       You can vote in one of three ways:


1. Call toll free 1-888-698-8082 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE for this call.

                                       or

2.  Vote by Internet at our Internet Address:   http://www.proxyvoting.com/kcpl

                                       or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


                                   PLEASE VOTE

The Board of Directors recommends a vote FOR proposals 1 and 2.

Please mark your vote as indicated in this example       /X/

1.   Election of Directors - Nominees:

                                                     For All
                                For     Withhold     Except
                                / /       / /         / /
01  B. J. Beaudoin
02  D. L. Bodde
03  W. H. Clark
04  R. J. Dineen
05  W. T. Grant II
06  A. D. Jennings
07  L. H. Talbott
08  R. H. West

-------------------------------
Except Nominee(s) written above

2. Appointment of PricewaterhouseCoopers LLP as independent accountants for 2000.

      FOR   AGAINST   ABSTAIN

      / /     / /       / /



                                Date ____________/___/2000

                                __________________________
                                Signature

                                __________________________
                                Signature, if Jointly Held

                                If acting as Attorney, Executor, Trustee or in other representative capacity, please sign name and title


--------------------------------------------------------------------------------

                         --   FOLD AND DETACH HERE   --


                 INSTRUCTIONS IF VOTING BY TELEPHONE OR INTERNET
                         QUICK * * * EASY * * * IMMEDIATE

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

- You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

-------------------------------------------------------------------------------
OPTION A: To vote as the Board of Directors recommends on ALL proposals:
          Press 1.
-------------------------------------------------------------------------------

               When asked, please confirm your vote by Pressing 1.

-------------------------------------------------------------------------------

OPTION B: If you choose to vote on each proposal separately, press 0.  You will hear these instructions:
-------------------------------------------------------------------------------

  Item 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.
          To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.

  Item 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. When asked, please confirm your vote by pressing 1.

          VOTE BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/kcpl

          IF YOU VOTE BY PHONE OR INTERNET - DO NOT MAIL THE PROXY CARD

                              THANK YOU FOR VOTING.


Call * * Toll Free * * On a Touch-Tone Telephone

        1-888-698-8082 - ANYTIME

There is NO CHARGE to you for this call.

                                        -----------------------------
                                        CONTROL NUMBER
                                        for Telephone/Internet Voting
                                        -----------------------------